 Exhibit 99.1

Verra Mobility Announces Third Quarter 2019 Financial Results

Total revenue of $128.2 million

Net income of $17.8 million, Adjusted EBITDA of $70.8 million

Generated year-to-date cash flow from operations of $95.6 million

Mesa, AZ, November 5, 2019 – Verra Mobility (NASDAQ: VRRM), a leading provider of smart mobility technology solutions, announced today financial results for the quarter ended September 30, 2019.

“We are very pleased with the company’s performance in the third quarter, with financial results that exceeded expectations across the organization,” said David Roberts, Chief Executive Officer, Verra Mobility. “A year ago, Verra Mobility went public, and we’ve had a phenomenal first year. We grew our Commercial Services segment by growth in tolling usage while continuing our focus on European expansion and the Government Solutions segment by implementing smart city innovation initiatives like New York City’s school zone expansion. All these efforts are increasing the company’s value proposition to its customers.”

Third Quarter 2019 Financial Highlights

•

Revenue: Total revenue for the third quarter of 2019 was $128.2 million, up 19.2% compared to $107.6 million for the third quarter of 2018. Within total revenue, service revenue was $110.8 million and product revenue contributed $17.5 million.

•

Net income: Net income for the third quarter of 2019 was $17.8 million, or $0.11 per share, based on 163.7 million diluted weighted average shares outstanding. Net income for the comparable 2018 period was $6.5 million, or $0.09 per share, based on 72.9 million diluted weighted average shares outstanding.

•	Adjusted EBITDA: Adjusted EBITDA was $70.8 million for the third quarter of 2019, up 14.4% compared to $61.9 million in the third quarter of 2018.

Year-To-Date 2019 Financial Highlights

•

Revenue: Total revenue for year-to-date 2019 was $336.3 million, up 22.3% compared to $275.0 million for the year-to-date 2018 period. Within total revenue, service revenue was $311.9 million and product revenue was $24.4 million.

•

Net income (loss): Net income for year-to-date 2019 was $24.2 million, or $0.15 per share, based on 160.7 million diluted weighted average shares outstanding. During the year-to-date 2018 period, we had a net loss of $20.4 million, or $0.29 per share, based on 69.3 million weighted average shares outstanding.

•	Adjusted EBITDA: Adjusted EBITDA was $181.8 million for year-to-date 2019, up 20.9% compared to $150.3 million for year-to-date 2018.

The Company reports its results of operations based on two operating segments:

Commercial Services delivers market-leading automated toll and violations management and title and registration solutions to rental car companies, fleet management companies and other large fleet owners.

Government Solutions delivers market-leading automated safety solutions to municipalities and school districts, including services and technology that enable photo enforcement related to red-light, speed, school bus, and city bus lanes.

Third Quarter 2019 Segment Detail

•

Commercial Services segment generated total revenue of $77.6 million growing 8% over the same period in 2018. Segment profit margins continue to be strong at 65.8% for 2019 and 68.7% for the 2018 period.

•

Government Solutions segment generated total revenue of $50.6 million growing 42% over the same period in 2018. The growth in this segment is driven by product sales in the current period which totaled $17.5 million. Segment profit was $19.8 million, a 58% increase from $12.5 million in the prior year. Segment margin was 39.1% in 2019 compared to 35.2% for the prior year period.

Quarterly Conference Call

Verra Mobility will host a conference call and a live webcast to discuss financial results for investors and analysts at 6:00 a.m. Mountain Time (8:00 a.m. Eastern Time) on November 5, 2019. To access the conference call, dial (877) 407-0784 for the United States or Canada and (201) 689-8560 for international callers with conference ID #13695024. The webcast will be available live in the “Investor Relations” section of the Company’s website at http://ir.verramobility.com. An audio replay of the call will also be available until 9:59 p.m. Mountain Time (11:59 p.m. Eastern Time) on November 19, 2019, by dialing (844) 512-2921 for the United States or Canada and (412) 317-6671 for international callers, and entering passcode #13695024. In addition, an archived webcast will be available in the “News & Events” section of the Investor Relations page of the Company’s website at http://ir.verramobility.com.

About Verra Mobility

Verra Mobility is committed to developing and using the latest in technology and data intelligence to help make transportation safer and easier. As a global company, Verra Mobility sits at the center of the mobility ecosystem – one that brings together vehicles, devices, information, and people to solve complex challenges faced by our customers and the constituencies they serve.

Verra Mobility serves the world’s largest commercial fleets and rental car companies to manage tolling transactions and violations for millions of vehicles. As a leading provider of connected systems, Verra Mobility processes millions of transactions each year through connectivity with more than 50 individual tolling authorities and more than 400 issuing authorities. Verra Mobility also fosters the development of safe cities, partnering with law enforcement agencies, transportation departments and school districts across North America operating thousands of red-light, speed, bus lane and school bus stop arm safety cameras. Arizona-based Verra Mobility operates in more than 15 countries. For more information, visit www.verramobility.com.

Forward-Looking Statements

This press release contains forward-looking statements which address the Company’s expected future business and financial performance, and may contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” “will” or similar expressions. Examples of forward-looking statements include, among others, statements regarding the benefits of the Company’s strategic acquisitions, changes in the market for our products and services, expected operating results, such as revenue growth, expansion plans and opportunities, and earnings guidance related to 2019 financial and operational metrics. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Risks and uncertainties that may affect future results include those that are described from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available on the Company’s Investor Relations website, http://ir.verramobility.com, and on the SEC website, www.sec.gov. These forward-looking statements represent the judgment of the Company, as of the date of this release, and Verra Mobility disclaims any intent or obligation to update forward-looking statements. This press release should be read in conjunction with the information included in the Company’s other press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand the Company’s reported financial results and our business outlook for future periods.

Non-GAAP Financial Measures

In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company also discloses certain non-GAAP financial information in this press release. These financial measures are not recognized measures under GAAP and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, Adjusted Net Income and Adjusted EPS are non-GAAP financial measures as defined by SEC rules. This non-GAAP financial information may be determined or calculated differently by other companies. Reconciliations of these non-GAAP measurements to the most directly comparable GAAP financial measurements have been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliations.

VERRA MOBILITY CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

($ in thousands except per share data)	September 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$135,564	$65,048
Restricted cash	2,156	2,033
Accounts receivable, net	108,682	87,511
Unbilled receivables	15,073	12,956
Prepaid expenses and other current assets	26,623	17,600
Total current assets	288,098	185,148
Installation and service parts, net	7,936	9,282
Property and equipment, net	69,481	69,243
Intangible assets, net	444,506	514,542
Goodwill	563,452	564,723
Other non-current assets	2,386	1,845
Total assets	$1,375,859	$1,344,783
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$57,194	$45,188
Accrued liabilities	24,020	14,444
Current portion of long-term debt	9,104	9,104
Total current liabilities	90,318	68,736
Long-term debt, net of current portion and deferred financing costs	858,189	860,249
Other long-term liabilities	2,872	3,369
Payable related to tax receivable agreement	66,097	69,996
Asset retirement obligation	6,740	6,750
Deferred tax liabilities	24,052	33,627
Total liabilities	1,048,268	1,042,727
Commitments and contingencies
Stockholders' equity
Preferred stock, $.0001 par value	—	—
Common stock, $.0001 par value	16	16
Common stock contingent consideration	54,862	73,150
Additional paid-in capital	369,670	348,017
Accumulated deficit	(89,400)	(113,306)
Accumulated other comprehensive loss	(7,557)	(5,821)
Total stockholders' equity	327,591	302,056
Total liabilities and stockholders' equity	$1,375,859	$1,344,783

VERRA MOBILITY CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2019	2018	2019	2018
Service revenue	$110,757	$105,203	$311,884	$271,253
Product sales	17,483	2,399	24,392	3,787
Total revenue	128,240	107,602	336,276	275,040
Cost of service revenue	1,388	1,735	4,390	4,217
Cost of product sales	7,238	1,375	10,432	2,425
Operating expenses	32,965	27,820	94,098	80,301
Selling, general and administrative expenses	21,293	21,687	62,709	82,551
Depreciation, amortization and (gain) loss on disposal of assets, net	28,697	28,790	86,488	74,830
Impairment of property and equipment	—	—	5,898	—
Total costs and expenses	91,581	81,407	264,015	244,324
Income from operations	36,659	26,195	72,261	30,716
Interest expense, net	14,932	20,312	46,621	52,538
Loss on extinguishment of debt	—	—	—	10,151
Other income, net	(2,727)	(2,942)	(8,279)	(7,001)
Total other expenses	12,205	17,370	38,342	55,688
Income (loss) before income tax provision (benefit)	24,454	8,825	33,919	(24,972)
Income tax provision (benefit)	6,702	2,312	9,756	(4,532)
Net income (loss)	$17,752	$6,513	$24,163	$(20,440)
Other comprehensive income (loss):
Foreign currency translation adjustment	(1,664)	(728)	(1,736)	(4,440)
Total comprehensive income (loss)	$16,088	$5,785	$22,427	$(24,880)
Earnings (loss) per share:
Basic weighted average shares outstanding	158,610	72,904	157,514	69,334
Basic earnings (loss) per share	$0.11	$0.09	$0.15	$(0.29)
Diluted weighted average shares outstanding	163,705	72,904	160,723	69,334
Diluted earnings (loss) per share	$0.11	$0.09	$0.15	$(0.29)

VERRA MOBILITY CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
($ in thousands)	2019	2018
Cash Flows from Operating Activities:
Net income (loss)	$24,163	$(20,440)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	86,501	74,839
Amortization of deferred financing costs and discounts	5,066	6,933
Impairment of property and equipment	5,898	—
Bad debt expense	5,347	4,355
Deferred income taxes	(9,426)	(16,514)
Stock-based compensation	7,426	—
Loss on extinguishment of debt	—	10,151
Installation and service parts expense	1,055	432
Accretion expense	269	292
Write-downs of installation and service parts and (gain) on disposal of assets	(13)	(9)
Changes in operating assets and liabilities:
Accounts receivable, net	(26,353)	(10,703)
Unbilled receivables	(2,117)	(7,744)
Prepaid expenses and other current assets	(8,971)	3,751
Other assets	(541)	(1,305)
Accounts payable and accrued liabilities	12,258	1,651
Other liabilities	(4,976)	365
Net cash provided by operating activities	95,586	46,054
Cash Flows from Investing Activities:
Acquisition of businesses, net of cash and restricted cash acquired	—	(525,362)
Purchases of installation and service parts and property and equipment	(17,492)	(19,622)
Cash proceeds from the sale of assets	14	5
Net cash used in investing activities	(17,478)	(544,979)
Cash Flows from Financing Activities:
Borrowings on revolver	—	468
Repayment on revolver	—	(468)
Borrowings of long-term debt	—	1,033,800
Repayment of long-term debt	(6,827)	(452,575)
Payment of debt issuance costs	(299)	(30,352)
Payment of debt extinguishment costs	—	(8,187)
Net cash (used in) provided by financing activities	(7,126)	542,686
Effect of exchange rate changes on cash and cash equivalents	(343)	(594)
Net increase in cash, cash equivalents and restricted cash	70,639	43,167
Cash, cash equivalents and restricted cash - beginning of period	67,081	10,509
Cash, cash equivalents and restricted cash - end of period	$137,720	$53,676

VERRA MOBILITY CORPORATION

QUARTERLY RESULTS AND ADJUSTED EBITDA RECONCILIATION

(Unaudited)

	Q3 2018	Q3 2019
($ in thousands)	As Reported	As Reported
Service revenue	$105,203	$110,757
Product sales	2,399	17,483
Total revenue	107,602	128,240
Cost of service revenue	1,735	1,388
Cost of product sales	1,375	7,238
Operating expenses	27,820	32,965
Selling, general and administrative expenses	21,687	21,293
Depreciation, amortization, and (gain) loss on disposal of assets, net	28,790	28,697
Total costs and expenses	81,407	91,581
Income from operations	26,195	36,659
Interest expense, net	20,312	14,932
Other income, net	(2,942)	(2,727)
Total other expenses	17,370	12,205
Income before income tax provision	8,825	24,454
Income tax provision	2,312	6,702
Net income	$6,513	$17,752

Adjusted EBITDA Reconciliation
Net income	$6,513	$17,752
Interest expense, net	20,312	14,932
Income tax provision	2,312	6,702
Depreciation and amortization	28,792	28,697
EBITDA	57,929	68,083
Transaction and other related expenses (i)	1,669	287
Transformation expenses (ii)	905	—
Sponsor fees and expenses (iii)	1,433	—
Stock-based compensation (iv)	—	2,471
Adjusted EBITDA	$61,936	$70,841
Adjusted EBITDA Margin	57.6%	55.2%

(i)	In Q3 2018, costs incurred related to professional fees and other expenses. In Q3 2019, costs incurred related to transaction expenses.
(ii)	One-time costs related to optimizing the expense structure and defining our growth strategy.
(iii)	Sponsor management fees paid to Platinum Equity Advisors, LLC.
(iv)	Non-cash stock based compensation.

VERRA MOBILITY CORPORATION

CALCULATION OF PRO FORMA INFORMATION AND ADJUSTED EBITDA RECONCILIATION

(Unaudited)

	Year-to-Date			Year-to-Date	Year-to-Date
	Q3 2018	Pro Forma		Q3 2018	Q3 2019
($ in thousands)	As Reported	HTA	EPC	Consolidated	As Reported
Service revenue	$271,253	$15,828	$2,954	$290,035	$311,884
Product sales	3,787	—	—	3,787	24,392
Total revenue	275,040	15,828	2,954	293,822	336,276
Cost of service revenue	4,217	—	361	4,578	4,390
Cost of product sales	2,425	—	—	2,425	10,432
Operating expenses	80,301	4,362	810	85,473	94,098
Selling, general and administrative expenses	82,551	12,270	610	95,431	62,709
Depreciation, amortization, and (gain) loss on disposal of assets, net	74,830	398	27	75,255	86,488
Impairment of property and equipment	—	—	—	—	5,898
Total costs and expenses	244,324	17,030	1,808	263,162	264,015
Income (loss) from operations	30,716	(1,202)	1,146	30,660	72,261
Interest expense, net	52,538	33	—	52,571	46,621
Loss on extinguishment of debt	10,151	—	—	10,151	—
Other income, net	(7,001)	—	(6)	(7,007)	(8,279)
Total other expenses (income)	55,688	33	(6)	55,715	38,342
(Loss) income before income tax (benefit) provision	(24,972)	(1,235)	1,152	(25,055)	33,919
Income tax (benefit) provision	(4,532)	10	238	(4,284)	9,756
Net (loss) income	$(20,440)	$(1,245)	$914	$(20,771)	$24,163

Adjusted EBITDA Reconciliation
Net (loss) income	$(20,440)	$(1,245)	$914	$(20,771)	$24,163
Interest expense, net	52,538	33	—	52,571	46,621
Income tax (benefit) provision	(4,532)	10	238	(4,284)	9,756
Depreciation and amortization	74,839	398	27	75,264	86,501
EBITDA	102,405	(804)	1,179	102,780	167,041
Transaction and other related expenses (i)	25,589	11,467	—	37,056	1,422
Transformation expenses (ii)	8,038	—	—	8,038	—
Impairment of property and equipment (iii)	—	—	—	—	5,898
Loss on extinguishment of debt (iv)	10,151	—	—	10,151	—
Sponsor fees and expenses (v)	4,133	—	—	4,133	—
Stock-based compensation (vi)	—	—	—	—	7,426
Adjusted EBITDA	$150,316	$10,663	$1,179	$162,158	$181,787
Adjusted EBITDA Margin	54.7%	67.4%	39.9%	55.2%	54.1%

(i)

For the 2018 period, these represent adjustments to add back deal fees incurred in relation to the Company’s acquisition by Greenlight Acquisition Corporation in May 2017 and our acquisitions of HTA and EPC. It primarily consists of acquisition services to Platinum Equity Advisors, LLC, professional fees and other expenses. For the 2019 period, these related to secondary offering costs incurred by us for PE Greenlight Holdings, LLC and transaction expenses.

(ii)	One-time costs related to optimizing the expense structure and defining our growth strategy.
(iii)	This represents an impairment charge on fixed assets.
(iv)

Costs incurred to refinance the Company’s credit facility and term loans. It includes prepayment penalties, the write-off of deferred financing costs, lender fees and third-party costs to issue the new debt.

(v)	Sponsor management fees paid to Platinum Equity Advisors, LLC.
(vi)	Non-cash stock based compensation.

VERRA MOBILITY CORPORATION

FREE CASH FLOW

(Unaudited)

	Nine Months Ended September 30,
($ in thousands)	2019	2018
Net cash provided by operating activities	$95,586	$46,054
Purchases of installation and service parts and property and equipment	(17,492)	(19,622)
Free cash flow	$78,094	$26,432

ADJUSTED EPS - QUARTERLY

(Unaudited)

(In thousands, except per share data)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Net (loss) income	$(22,158)	$(4,795)	$6,513	$(37,955)	$2,820	$3,591	$17,752
Amortization of intangibles	12,346	22,188	23,133	23,131	23,131	23,131	23,131
Transaction and other related expenses	18,103	5,816	1,669	30,855	—	1,135	287
Transformation expenses	1,740	5,393	905	728	—	—	—
Impairment of property and equipment	—	—	—	—	—	5,898	—
Loss on extinguishment of debt	10,151	—	—	16,335	—	—	—
Sponsor fees and expenses	1,358	1,343	1,433	1,249	—	—	—
Stock-based compensation	—	—	—	2,272	2,143	2,812	2,471
Total adjustments	43,698	34,740	27,140	74,570	25,274	32,976	25,889
Income tax effect on adjustments	(10,040)	(1,616)	(7,110)	(17,581)	(8,058)	(10,738)	(7,095)
Total adjustments after income tax effect	33,658	33,124	20,030	56,989	17,216	22,238	18,794
Adjusted Net Income	$11,500	$28,329	$26,543	$19,034	$20,036	$25,829	$36,546

Weighted average shares - basic	62,501	72,484	72,904	140,691	156,057	157,846	158,610
Adjusted net income per common share - basic	$0.18	$0.39	$0.36	$0.14	$0.13	$0.16	$0.23
Weighted average shares - diluted	62,501	72,484	72,904	140,691	156,458	161,977	163,705
Adjusted net income per common share - diluted	$0.18	$0.39	$0.36	$0.14	$0.13	$0.16	$0.22

VERRA MOBILITY CORPORATION

ADJUSTED EPS

(Unaudited)

	Year-to-Date	Year-to-Date
(In thousands, except per share data)	Q3 2018	Q3 2019
Net (loss) income	$(20,440)	$24,163
Amortization of intangibles	57,668	69,393
Transaction and other related expenses	25,589	1,422
Transformation expenses	8,038	—
Impairment of property and equipment	—	5,898
Loss on extinguishment of debt	10,151	—
Sponsor fees and expenses	4,133	—
Stock-based compensation	—	7,426
Total adjustments	105,579	84,139
Income tax effect on adjustments	(19,161)	(24,201)
Total adjustments after income tax effect	86,418	59,938
Adjusted Net Income	$65,978	$84,101

Weighted average shares - basic	69,334	157,514
Adjusted net income per common share - basic	$0.95	$0.53
Weighted average shares - diluted	69,334	160,723
Adjusted net income per common share - diluted	$0.95	$0.52

Basis of Presentation

We acquired HTA on March 1, 2018 and EPC on April 6, 2018.

On October 18, 2018, Verra Mobility completed a business combination with Gores Holdings II, Inc., a special purpose acquisition company.

EBITDA and Adjusted EBITDA.

We define EBITDA as net income (loss) adjusted to exclude interest expense, net, income taxes, depreciation and amortization. Adjusted EBITDA further excludes certain non-cash expenses, including loss on extinguishment of debt and other transactions that management believes are not indicative of our business. Because EBITDA and Adjusted EBITDA, as defined, exclude some but not all items that affect our cash flow from operating activities, they may not be comparable to similarly titled performance measures presented by other companies. EBITDA and Adjusted EBITDA margins are calculated as EBITDA and Adjusted EBITDA, respectively, divided by total revenue expressed as a percentage.

We use these metrics to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. In addition to Adjusted EBITDA being a significant measure of performance for management purposes, we also believe that this presentation provides useful information to investors regarding financial and business trends related to our results of operations and that when non-GAAP financial information is viewed with GAAP financial information, investors are provided with a more meaningful understanding of our ongoing operating performance. EBITDA and Adjusted EBITDA have certain limitations as analytical tools and should not be used as substitutes for net income, cash flows from operations, or other consolidated income or cash flow data prepared in accordance with GAAP.

Free Cash Flow

We define “Free Cash Flow” as cash flow from operations less capital expenditures.

Adjusted Net Income

We define “Adjusted Net Income” as net (loss) income adjusted to exclude amortization of intangibles and certain non-cash or non-recurring expenses. We revised the presentation of this metric during the Q3 2019 period and as such provided quarterly information for the comparative 2018 and 2019 periods.

Adjusted EPS

We define “Adjusted EPS” as Adjusted Net Income divided by the diluted weighted average shares for the period.

Investor Relations Contact

Marc P. Griffin

ICR, Inc., for Verra Mobility

646-277-1290

IR@verramobility.com